UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21698

GAMCO Global Gold, Natural Resources & Income Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                      Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                        Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

GAMCO Global Gold, Natural Resources & Income Trust

Semiannual Report — June 30, 2016

(Y)our Portfolio Management Team

To Our Shareholders,

For the six months ended June 30, 2016, the net asset value (“NAV”) total return of the GAMCO Global Gold, Natural Resources & Income Trust (the “Fund”) was 27.8%, compared with total returns of 2.4% and 115.5% for the Chicago Board Options Exchange (“CBOE”) Standard & Poor’s (“S&P”) 500 Buy/Write Index and the Philadelphia Gold & Silver (“XAU”) Index, respectively. The total return for the Fund’s publicly traded shares was 47.9%. The Fund’s NAV per share was $6.34, while the price of the publicly traded shares closed at $6.50 on the NYSE MKT. See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2016.

Comparative Results

Average Annual Returns through June 30, 2016 (a) (Unaudited)					Since
	Six Months	1 Year	5 Year	10 Year	Inception (03/31/05)
GAMCO Global Gold, Natural Resources & Income Trust
NAV Total Return (b)	27.77%	2.07%	(7.74)%	(2.10)%	0.73%
Investment Total Return (c)	47.89	16.92	(7.20)	(1.31)	0.60
CBOE S&P 500 Buy/Write Index	2.43	3.99	6.97	4.62	4.89
Barclays Government/Credit Bond Index	6.17	6.78	4.10	5.18	4.76
Energy Select Sector Index	14.69	(6.32)	0.34	4.01	6.31
XAU Index	115.54	54.64	(13.46)	(3.78)	0.36
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The CBOE S&P 500 Buy/Write Index is an unmanaged benchmark index designed to reflect the return on a portfolio that consists of a long position in the stocks in the S&P 500 Index and a short position in a S&P 500 (SPX) call option. The Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The Energy Select Sector Index is an unmanaged indicator of stock market performance of large U.S. companies involved in the development or production of energy products. The XAU Index is an unmanaged indicator of stock market performance of large North American gold and silver companies. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE MKT and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2016:

GAMCO Global Gold, Natural Resources & Income Trust

Long Positions
Metals and Mining	54.4%
Energy and Energy Services	27.7%
U.S. Government Obligations	15.0%
Exchange Traded Funds	2.9%

100.0%

Short Positions
Call Options Written	(11.1)%
Put Options Written	(0.1)%

(11.2)%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments — June 30, 2016 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 82.0%
	Energy and Energy Services — 27.1%
90,000	Anadarko Petroleum Corp.(a)	$ 8,809,977	$ 4,792,500
78,500	Apache Corp.(a)	7,905,639	4,370,095
21,275	Baker Hughes Inc.	1,558,607	960,141
270,000	BP plc, ADR(a)	8,293,381	9,587,700
22,100	Cabot Oil & Gas Corp.(a)	841,139	568,854
158	California Resources Corp.	2,725	1,923
65,000	Carrizo Oil & Gas Inc.†	4,427,800	2,330,250
100,000	Cheniere Energy Inc.†	7,578,680	3,755,000
257,500	Chevron Corp.(a)	26,070,794	26,993,725
28,000	Concho Resources Inc.†	3,374,211	3,339,560
121,500	ConocoPhillips(a)	5,115,632	5,297,400
50,000	CONSOL Energy Inc.(a)	1,511,000	804,500
53,000	Continental Resources Inc.†	1,008,958	2,399,310
75,000	Devon Energy Corp.(a)	5,303,800	2,718,750
123,000	Diamondback Energy Inc.†	10,972,666	11,218,830
165,000	Encana Corp.	3,575,550	1,285,350
300,000	Eni SpA	4,522,168	4,834,092
133,500	EOG Resources Inc.	11,070,450	11,136,570
400,000	Exxon Mobil Corp.(a)	36,118,790	37,496,000
90,000	FMC Technologies Inc.†	2,636,361	2,400,300
231,000	Halliburton Co.	9,852,330	10,461,990
72,000	Hess Corp.	4,076,875	4,327,200
150,000	Kinder Morgan Inc.	2,750,505	2,808,000
225,000	Marathon Petroleum Corp.(a)	12,768,423	8,541,000
30,000	Newfield Exploration Co.†	1,211,400	1,325,400
119,854	Noble Energy Inc.	5,278,919	4,299,163
75,600	Occidental Petroleum Corp.(a)	5,845,102	5,712,336
80,000	Patterson-UTI Energy Inc.	2,017,437	1,705,600
82,500	Pioneer Natural Resources Co.	11,926,477	12,474,825
150,000	Plains GP Holdings LP, Cl. A	3,591,300	1,564,500
770,000	Royal Dutch Shell plc, Cl. A	19,788,433	20,988,258
259,166	Schlumberger Ltd.(a)	21,056,077	20,494,847
267,500	Suncor Energy Inc.(a)	9,706,454	7,417,775
50,000	Sunoco LP	1,551,800	1,497,500
85,000	Superior Energy Services Inc.	2,101,396	1,564,850
205,000	The Williams Companies Inc.(a)	11,588,350	4,434,150
212,500	Total SA, ADR	11,289,109	10,221,250
75,000	Valero Energy Corp.	5,011,673	3,825,000
275,000	Weatherford International plc†(a)	5,908,754	1,526,250

		298,019,142	261,480,744

	Exchange Traded Funds — 2.9%
138,000	SPDR Gold Shares†	16,599,366	17,459,760
930,000	United States Oil Fund LP†	8,698,955	10,760,100

		25,298,321	28,219,860

Shares		Cost	Market Value
	Metals and Mining — 52.0%
925,000	Acacia Mining plc	$3,412,871	$5,554,901
1,068,000	Agnico Eagle Mines Ltd.(a)	39,394,515	57,138,000
850,000	Alacer Gold Corp.†	1,850,598	2,026,394
2,676,545	Alamos Gold Inc., Cl. A(a)	17,720,604	23,018,287
1,140,700	AngloGold Ashanti Ltd., ADR†(a)	18,371,110	20,601,042
879,180	Antofagasta plc	18,592,651	5,449,448
1,086,656	AuRico Metals Inc.†	578,299	857,920
669,400	Barrick Gold Corp.(a)	11,263,092	14,291,690
40,300	BHP Billiton Ltd., ADR	2,698,082	1,150,968
1,656,000	Centerra Gold Inc.	8,984,177	9,869,732
1,672,400	Detour Gold Corp.†	23,830,762	41,837,508
3,456,400	Eldorado Gold Corp.(a)	27,328,209	15,553,800
390,000	Franco-Nevada Corp.	26,882,473	29,663,400
895,010	Fresnillo plc	15,853,304	19,588,062
1,719,200	Gold Fields Ltd., ADR	7,403,949	8,424,080
2,300,000	Goldcorp Inc.(a)	52,755,846	43,999,000
2,175,500	Harmony Gold Mining Co. Ltd., ADR†	6,106,479	7,853,555
390,000	IAMGOLD Corp.†	1,641,900	1,614,600
40,000	Labrador Iron Ore Royalty Corp.	729,070	384,225
104,000	MAG Silver Corp.†	833,797	1,311,320
877,225	Newcrest Mining Ltd.†	17,739,640	15,202,309
658,500	Newmont Mining Corp.(a)	30,235,926	25,760,520
1,124,800	OceanaGold Corp.	2,287,550	4,292,166
531,700	Osisko Gold Royalties Ltd.	5,839,965	6,951,053
850,000	Perseus Mining Ltd.†	2,832,874	328,960
535,357	Randgold Resources Ltd., ADR(a)	47,317,287	59,981,398
311,000	Rio Tinto plc, ADR(a)	17,231,617	9,734,300
328,977	Royal Gold Inc.(a)	27,222,344	23,692,924
2,954,500	Saracen Mineral Holdings Ltd.†	1,139,298	3,172,996
250,000	SEMAFO Inc.†	2,022,758	1,199,737
632,000	Silver Wheaton Corp.(a)	14,021,136	14,870,960
1,168,000	Tahoe Resources Inc.	22,313,761	17,484,960
3,026,000	Torex Gold Resources Inc.†	3,309,720	5,410,472
63,000	US Silica Holdings Inc.	3,244,673	2,171,610

		482,990,337	500,442,297

	TOTAL COMMON STOCKS	806,307,800	790,142,901

	CONVERTIBLE PREFERRED STOCKS — 0.4%
	Energy and Energy Services — 0.4%
82,300	Kinder Morgan Inc. 9.750%, Ser. A	4,032,700	4,020,355

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — June 30, 2016 (Unaudited)

Principal Amount			Cost	Market Value
		CONVERTIBLE CORPORATE BONDS — 0.8%
		Metals and Mining — 0.8%
$1,600,000		B2Gold Corp. 3.250%, 10/01/18	$1,457,476	$1,526,000
4,800,000		Detour Gold Corp. 5.500%, 11/30/17	4,701,801	4,959,000
1,500,000	(b)	Wesdome Gold Inc. 7.000%, 05/24/17(c)(d)	1,473,695	1,234,634

			7,632,972	7,719,634

		TOTAL CONVERTIBLE CORPORATE BONDS	7,632,972	7,719,634

		CORPORATE BONDS — 1.8%
		Energy and Energy Services — 0.2%
1,000,000		CONSOL Energy Inc., 5.875%, 04/15/22	833,568	877,500
1,000,000		The Williams Companies Inc., 7.875%, 09/01/21	844,116	1,080,000

			1,677,684	1,957,500

		Metals and Mining — 1.6%
5,000,000		AuRico Gold Inc., 7.750%, 04/01/20(c)	4,650,860	4,900,500
2,000,000		Cia Minera Ares SAC, 7.750%, 01/23/21(c)(d)	1,981,837	2,087,500
2,000,000		Freeport-McMoRan Inc., 3.550%, 03/01/22	1,595,246	1,770,000
2,500,000		Gold Fields Orogen Holdings (BVI) Ltd., 4.875%, 10/07/20(c)	2,087,725	2,475,000
4,000,000		IAMGOLD Corp., 6.750%, 10/01/20(c)	3,200,629	3,600,000
600,000		Kirkland Lake Gold Inc., 7.500%, 12/31/17	611,154	510,855

			14,127,451	15,343,855

		TOTAL CORPORATE BONDS	15,805,135	17,301,355

		U.S. GOVERNMENT OBLIGATIONS — 15.0%
144,371,000		U.S. Treasury Bills, 0.190% to 0.471%††, 07/07/16 to 12/29/16(e)	144,241,461	144,277,282

TOTAL INVESTMENTS — 100.0%			$978,020,068	963,461,527

Market Value
CALL OPTIONS WRITTEN (Premiums received $37,733,890)	$(106,771,731)
PUT OPTIONS WRITTEN (Premiums received $2,680,732)	(774,289)

Other Assets and Liabilities (Net)	(8,687,402)

PREFERRED STOCK (3,557,481 preferred shares outstanding)	(88,937,025)

NET ASSETS — COMMON STOCK (119,577,696 common shares outstanding)	$758,291,080

NET ASSET VALUE PER COMMON SHARE ($758,291,080 ÷ 119,577,696 shares outstanding)	$6.34

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (f) — (11.2)%
	Call Options Written — (11.1)%
1,200	Agnico Eagle Mines Ltd.	Aug. 16/34	$2,319,000
2,400	Agnico Eagle Mines Ltd.	Aug. 16/38	3,684,000
1,200	Agnico Eagle Mines Ltd.	Aug. 16/42	1,419,000
730	Agnico Eagle Mines Ltd.	Aug. 16/45	669,775
675	Agnico Eagle Mines Ltd.	Sep. 16/43	736,978
675	Agnico Eagle Mines Ltd.	Sep. 16/44	683,728
2,800	Agnico Eagle Mines Ltd.	Sep. 16/50	1,671,600
1,000	Agnico Eagle Mines Ltd.	Jan. 17/35	1,950,000
2,500	Alacer Gold Corp.(g)	Jul. 16/3.50	4,838
9,000	Alamos Gold Inc.	Sep. 16/5	3,330,000
3,500	Alamos Gold Inc.	Sep. 16/6	920,955
3,500	Alamos Gold Inc.	Sep. 16/7.50	560,000
8,070	Alamos Gold Inc.	Oct. 16/7	1,623,281
4,500	Alamos Gold Inc.	Dec. 16/7.50	945,000
384	Anadarko Petroleum Corp.	Jul. 16/50	5,829
300	Anadarko Petroleum Corp.	Aug. 16/50	150,750
216	Anadarko Petroleum Corp.	Aug. 16/52.50	73,008
6,367	Anglogold Ashanti Ltd., ADR	Jul. 16/10	5,093,600
3,270	Anglogold Ashanti Ltd., ADR	Jul. 16/12	1,962,000
136	Antofagasta plc(h)	Jul. 16/600	0
450	Antofagasta plc(h)	Aug. 16/520	74,883
293	Antofagasta plc(h)	Sep. 16/480	73,370
325	Apache Corp.	Jul. 16/50	189,800
230	Apache Corp.	Aug. 16/60	27,600
230	Apache Corp.	Sep. 16/57.50	68,312
212	Baker Hughes Inc.	Oct. 16/46	67,840
1,500	Barrick Gold Corp.	Jul. 16/16	795,000
2,250	Barrick Gold Corp.	Jul. 16/17	981,000
1,362	Barrick Gold Corp.	Jul. 16/18	463,080

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — June 30, 2016 (Unaudited)

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (f) (Continued)
	Call Options Written (Continued)
534	BHP Billiton Ltd., ADR	Aug. 16/25	$221,610
1,000	BP plc	Jul. 16/34	180,000
221	Cabot Oil & Gas Corp.	Jul. 16/25	28,509
150	Carrizo Oil & Gas Inc.	Jul. 16/35	25,500
70	Carrizo Oil & Gas Inc.	Jul. 16/40	2,625
220	Carrizo Oil & Gas Inc.	Oct. 16/40	58,300
5,520	Centerra Gold Inc.(g)	Jul. 16/8	64,089
1,040	Centerra Gold Inc.(g)	Aug. 16/8	36,224
4,000	Centerra Gold Inc.(g)	Aug. 16/9	61,922
2,000	Centerra Gold Inc.(g)	Oct. 16/9	61,922
4,000	Centerra Gold Inc.(g)	Jan. 17/8	309,610
400	Cheniere Energy Inc.	Jul. 16/45	1,600
300	Cheniere Energy Inc.	Aug. 16/42.50	21,900
300	Cheniere Energy Inc.	Sep. 16/40	58,500
1,015	Chevron Corp.	Jul. 16/100	490,245
780	Chevron Corp.	Jul. 16/105	99,060
780	Chevron Corp.	Aug. 16/105	205,140
90	Concho Resources Inc.	Jul. 16/125	9,450
90	Concho Resources Inc.	Aug. 16/125	35,100
100	Concho Resources Inc.	Sep. 16/110	135,000
355	ConocoPhillips	Jul. 16/47	4,615
500	ConocoPhillips	Aug. 16/47.50	34,500
360	ConocoPhillips	Sep. 16/45	79,330
500	CONSOL Energy Inc.	Jul. 16/11	246,250
270	Continental Resources Inc.	Sep. 16/32	372,600
260	Continental Resources Inc.	Jan. 17/22.50	611,000
4,000	Detour Gold Corp.(g)	Jul. 16/16	5,046,635
3,200	Detour Gold Corp.(g)	Jul. 16/26	1,579,008
6,000	Detour Gold Corp.(g)	Sep. 16/27	2,972,251
2,000	Detour Gold Corp.(g)	Jan. 17/17	2,442,045
250	Devon Energy Corp.	Jul. 16/32.50	99,375
250	Devon Energy Corp.	Jul. 16/36	34,750
410	Diamondback Energy Inc.	Jul. 16/87.50	194,750
410	Diamondback Energy Inc.	Aug. 16/87.50	262,400
410	Diamondback Energy Inc.	Sep. 16/87.50	311,600
14,999	Eldorado Gold Corp.	Jul. 16/3	2,212,353
12,798	Eldorado Gold Corp.	Sep. 16/5.60	295,249
13,000	Eldorado Gold Corp.	Oct. 16/5.50	390,000
1,200	Encana Corp.	Jul. 16/8	34,800
450	Encana Corp.	Oct. 16/10	18,000
200	Eni SpA(i)	Jul. 16/13.50	100,566
200	Eni SpA(i)	Aug. 16/13.50	122,317
200	Eni SpA(i)	Sep. 16/13.50	135,645
100	EOG Resources Inc.	Jul. 16/75	85,750
100	EOG Resources Inc.	Jul. 16/80	40,000
245	EOG Resources Inc.	Jul. 16/83.50	41,895
125	EOG Resources Inc.	Aug. 16/80	49,001
320	EOG Resources Inc.	Aug. 16/83.50	125,443
365	EOG Resources Inc.	Sep. 16/83.50	176,043

Number of Contracts		Expiration Date/ Exercise Price	Market Value
75	EOG Resources Inc.	Oct. 16/82.50	$46,125
800	Exxon Mobil Corp.	Jul. 16/90	313,600
500	Exxon Mobil Corp.	Jul. 16/92.50	87,500
800	Exxon Mobil Corp.	Aug. 16/90	356,000
500	Exxon Mobil Corp.	Aug. 16/92.50	133,500
1,200	Exxon Mobil Corp.	Sep. 16/90	493,464
300	FMC Technologies Inc.	Jul. 16/31	7,500
300	FMC Technologies Inc.	Aug. 16/30	11,250
300	FMC Technologies Inc.	Oct. 16/31	19,500
230	Franco-Nevada Corp.	Jul. 16/47.50	621,476
1,500	Franco-Nevada Corp.	Jul. 16/75	427,500
1,770	Franco-Nevada Corp.	Sep. 16/70	1,389,149
400	Franco-Nevada Corp.	Oct. 16/70	380,000
2,000	Gold Fields Ltd., ADR	Jul. 16/3	381,000
3,000	Gold Fields Ltd., ADR	Jan. 17/3	897,000
5,500	Gold Fields Ltd., ADR	Jan. 17/4	726,000
5,000	Gold Fields Ltd., ADR	Jan. 17/5	405,000
9,000	Goldcorp Inc.	Jul. 16/18	1,296,000
10,000	Goldcorp Inc.	Aug. 16/19	1,440,000
2,875	Goldcorp Inc.	Oct. 16/17	882,625
1,125	Goldcorp Inc.	Oct. 16/18	281,250
270	Halliburton Co.	Jul. 16/42	86,400
850	Halliburton Co.	Jul. 16/43	216,750
800	Halliburton Co.	Aug. 16/41	398,000
390	Halliburton Co.	Sep. 16/43	148,200
8,000	Harmony Gold Mining Co. Ltd.	Aug. 16/2	1,336,000
4,700	Harmony Gold Mining Co. Ltd.	Dec. 16/3	472,773
240	Hess Corp.	Jul. 16/55	129,600
240	Hess Corp.	Aug. 16/55	161,280
240	Hess Corp.	Sep. 16/55	172,560
1,300	IAMGOLD Corp.	Jul. 16/4	44,200
1,300	IAMGOLD Corp.	Aug. 16/4	61,100
1,300	IAMGOLD Corp.	Sep. 16/4	81,900
918	Icahn Enterprises LP	Jul. 16/21	9
200	Industrias Penoles SAB de CV(h)	Aug. 16/1080	1,372,073
495	Industrias Penoles SAB de CV(h)	Sep. 16/1080	3,435,551
200	Industrias Penoles SAB de CV(h)	Sep. 16/1240	1,015,642
500	Kinder Morgan Inc.	Jul. 16/17	87,000
500	Kinder Morgan Inc.	Aug. 16/17	99,000
500	Kinder Morgan Inc.	Sep. 16/17	105,000
1,040	MAG Silver Corp.(g)	Jul. 16/12	344,131
939	Marathon Petroleum Corp.	Jul. 16/42.50	18,780
105	Marathon Petroleum Corp.	Jul. 16/50	263
750	Marathon Petroleum Corp.	Aug. 16/40	109,500
450	Marathon Petroleum Corp.	Sep. 16/40	77,418
2,900	Newcrest Mining Ltd.(j)	Aug. 16/22	473,161

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — June 30, 2016 (Unaudited)

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (f) (Continued)
	Call Options Written (Continued)
282,500	Newcrest Mining Ltd.(j)	Sep. 16/20	$828,997
100	Newfield Exploration Co.	Jul. 16/37	72,000
100	Newfield Exploration Co.	Aug. 16/37	78,500
100	Newfield Exploration Co.	Sep. 16/37	80,000
900	Newmont Mining Corp.	Aug. 16/30	789,750
900	Newmont Mining Corp.	Aug. 16/31	708,750
2,000	Newmont Mining Corp.	Sep. 16/25	2,845,000
1,785	Newmont Mining Corp.	Sep. 16/27	2,204,475
400	Noble Energy Inc.	Jul. 16/35	60,000
400	Noble Energy Inc.	Aug. 16/35	95,000
400	Noble Energy Inc.	Sep. 16/35	131,164
236	Occidental Petroleum Corp.	Jul. 16/75	33,276
10	Occidental Petroleum Corp.	Aug. 16/75	2,710
250	Occidental Petroleum Corp.	Aug. 16/77.50	49,875
260	Occidental Petroleum Corp.	Sep. 16/75	80,925
2,500	Osisko Gold Royalties Ltd.(g)	Jul. 16/16	198,344
317	Osisko Gold Royalties Ltd.(g)	Aug. 16/18	12,882
2,500	Osisko Gold Royalties Ltd.(g)	Oct. 16/18	198,344
300	Patterson-UTI Energy Inc.	Jul. 16/20	44,250
100	Patterson-UTI Energy Inc.	Aug. 16/19	27,750
400	Patterson-UTI Energy Inc.	Aug. 16/20	85,000
275	Pioneer Natural Resources Co.	Jul. 16/150	124,850
57	Pioneer Natural Resources Co.	Aug. 16/150	47,595
218	Pioneer Natural Resources Co.	Aug. 16/160	85,020
232	Pioneer Natural Resources Co.	Sep. 16/135	466,320
43	Pioneer Natural Resources Co.	Sep. 16/150	42,785
500	Plains GP Holdings LP	Jul. 16/11	10,000
250	Plains GP Holdings LP	Aug. 16/11	15,000
250	Plains GP Holdings LP	Aug. 16/12	8,125
500	Plains GP Holdings LP	Sep. 16/12	23,750
200	Randgold Resources Ltd., ADR	Sep. 16/92.50	420,000
3,500	Randgold Resources Ltd., ADR	Sep. 16/95	6,615,000
1,000	Rio Tinto plc, ADR	Jul. 16/37.50	30,000
1,000	Rio Tinto plc, ADR	Aug. 16/37.50	12,000
1,110	Rio Tinto plc, ADR	Oct. 16/32.50	183,150
100	Royal Dutch Shell plc(h)	Jul. 16/1700	402,013
160	Royal Dutch Shell plc(h)	Jul. 16/1800	436,865
35	Royal Dutch Shell plc(h)	Aug. 16/1700	131,651
215	Royal Dutch Shell plc(h)	Aug. 16/1800	618,865

Number of Contracts		Expiration Date/ Exercise Price	Market Value
260	Royal Dutch Shell plc(h)	Sep. 16/1800	$769,059
154	Royal Gold Inc.	Jul. 16/55	237,160
550	Royal Gold Inc.	Sep. 16/70	339,092
2,586	Royal Gold Inc.	Oct. 16/70	1,967,946
200	Schlumberger Ltd.	Jul. 16/24	205,000
468	Schlumberger Ltd.	Jul. 16/75	201,240
300	Schlumberger Ltd.	Jul. 16/80	27,900
399	Schlumberger Ltd.	Aug. 16/75	218,652
525	Schlumberger Ltd.	Aug. 16/77.50	193,725
900	Schlumberger Ltd.	Sep. 16/78	318,609
2,000	Silver Wheaton Corp.	Sep. 16/18	1,110,000
2,491	Silver Wheaton Corp.	Sep. 16/19	1,223,081
2,479	Silver Wheaton Corp.	Dec. 16/19	1,375,845
800	Silver Wheaton Corp.	Jan. 17/22	320,800
300	State Street Corp.	Jul. 16/125	76,200
954	State Street Corp.	Aug. 16/97.50	1,516,860
700	State Street Corp.	Aug. 16/100	976,500
1,000	Suncor Energy Inc.	Jul. 16/28	33,000
625	Suncor Energy Inc.	Aug. 16/28	56,875
1,000	Suncor Energy Inc.	Sep. 16/26	244,500
250	Sunoco LP	Aug. 16/30	32,500
250	Sunoco LP	Sep. 16/40	5,625
425	Superior Energy Services Inc.	Jul. 16/15	133,875
425	Superior Energy Services Inc.	Sep. 16/15	161,500
4,000	Tahoe Resources Inc.	Jul. 16/12.50	940,000
3,315	Tahoe Resources Inc.	Aug. 16/12.50	895,050
4,365	Tahoe Resources Inc.	Sep. 16/12.50	1,233,113
680	The Williams Companies Inc.	Aug. 16/23	57,800
15,000	Torex Gold Resources Inc.(g)	Sep. 16/1.75	683,153
725	Total SA, ADR	Jul. 16/50	18,125
400	Total SA, ADR	Aug. 16/45	160,000
300	Total SA, ADR	Aug. 16/50	30,900
700	Total SA, ADR	Sep. 16/50	86,891
2,500	United States Commodities Fund LLC	Jul. 16/12	40,000
3,400	United States Commodities Fund LLC	Aug. 16/11.50	227,800
2,000	United States Commodities Fund LLC	Sep. 16/12	114,000
1,400	United States Oil Fund LP	Oct. 16/12	114,800
300	US Silica Holdings Inc.	Sep. 16/25	309,000
300	Valero Energy Corp.	Sep. 16/70	600
900	Weatherford International plc	Aug. 16/10	2,250
100	Weatherford International plc	Aug. 16/11	250

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — June 30, 2016 (Unaudited)

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (f) (Continued)
	Call Options Written (Continued)
680	The Williams Companies Inc.	Jul. 16/30	$2,040

	TOTAL CALL OPTIONS WRITTEN (Premiums received $37,733,890)		106,771,731

	Put Options Written — (0.1)%
10,000	Alamos Gold Inc.	Dec. 16/2.50	125,000
1,000	Centerra Gold Inc.(g)	Jan. 17/6	2,709
500	Exxon Mobil Corp.	Oct. 16/80	32,500
500	Franco-Nevada Corp.	Jul. 16/45	6,250
1,000	Franco-Nevada Corp.	Oct. 16/50	77,500
5,000	IAMGOLD Corp.	Jan. 17/2.50	125,000
400	MAG Silver Corp.(g)	Jul. 16/9	1,084
1,800	Newcrest Mining Ltd.(j)	Sep. 16/10	2,054
2,000	Osisko Gold Royalties Ltd.(g)	Jul. 16/13	6,192
250	Royal Gold Inc.	Jan. 17/22.50	7,500
500	State Street Corp.	Jul. 16/120	7,500
200	Sunoco LP	Sep. 16/30	47,000
400	Total SA	Aug. 16/40	9,000
500	United States Commodities Fund LLC	Oct. 16/10	17,500
1,500	Whiting Petroleum Corp.	Sep. 16/10	307,500

	TOTAL PUT OPTIONS WRITTEN (Premiums received $2,680,732)		774,289

	TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received $40,414,622)		$107,546,020

(a)	Securities, or a portion thereof, with a value of $330,498,436 were deposited with the broker as collateral for options written.
(b)	Principal amount denoted in Canadian Dollars.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016, the market value of Rule 144A securities amounted to $14,297,634 or 1.48% of total investments.

(d)

At June 30, 2016, the Fund held investments in restricted and illiquid securities amounting to $3,322,134 or 0.34% of total investments, which were valued under methods approved by the Board of Trustees as follows:

Acquisition Principal Amount	Issuer	Acquisition Date	Acquisition Cost	06/30/16 Carrying Value Per Bond
$1,500,000(b)	Wesdome Gold Inc. 7.00%, 05/24/17	05/18/12	$1,473,645	$823.0893
2,000,000	Cia Minera Ares SAC. 7.750%, 01/23/21	03/18/16- 03/31/16	1,981,837	1,043.7500
(e)	At June 30, 2016, $84,700,000 of the principal amount was pledged as collateral for options written.
(f)	At June 30, 2016, the Fund had written over-the-counter Option Contracts with Pershing LLC, Morgan Stanley, and The Goldman Sachs Group, Inc.
(g)	Exercise price denoted in Canadian dollars.
(h)	Exercise price denoted in British pence.
(i)	Exercise price denoted in Euros.
(j)	Exercise price denoted in Australian dollars.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
Long Positions
United States of America	43.3%	$416,995,272
Canada	32.9	317,209,338
Europe	15.3	147,465,660
South Africa	3.8	36,878,677
Latin America	2.6	25,057,347
Asia/Pacific	2.1	19,855,233

Total Investments	100.0%	$963,461,527

Short Positions
North America	(10.1)%	$(97,553,307)
Europe	(0.9)	(8,688,501)
Asia/Pacific Rim	(0.2)	(1,304,212)

Total Investments	(11.2)%	$(107,546,020)

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets:
Investments, at value (cost $978,020,068)	$963,461,527
Foreign currency (cost $26,440)	26,460
Cash	3,607
Deposit at brokers	14,094,608
Receivable for investments sold	12,143,608
Receivable for Fund shares sold	4,243,066
Dividends and interest receivable	784,225
Deferred offering expense	273,868
Prepaid expense	6,273

Total Assets	995,037,242

Liabilities:
Call options written (premiums received $37,733,890)	106,771,731
Put options written (premiums received $2,680,732)	774,289
Distributions payable	49,409
Payable for investments purchased	39,303,659
Payable for investment advisory fees	673,559
Payable for payroll expenses	92,852
Payable for accounting fees	11,250
Other accrued expenses	132,388

Total Liabilities	147,809,137

Preferred Shares:
Series B Cumulative Preferred Shares (5.000%, $25 liquidation value, $0.001 par value, 4,000,000 shares authorized with 3,557,481 shares issued and outstanding)	88,937,025

Net Assets Attributable to Common Shareholders	$758,291,080

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$1,405,919,629
Undistributed net investment income	162,785
Distributions in excess of net realized gain on investments, securities sold short, written options, and foreign currency transactions	(566,103,357)
Net unrealized depreciation on investments	(14,558,541)
Net unrealized depreciation on written options	(67,131,398)
Net unrealized appreciation on foreign currency translations	1,962

Net Assets	$758,291,080

Net Asset Value per Common Share:
($758,291,080 ÷ 119,577,696 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$6.34

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $349,117)	$5,314,309
Interest	987,820

Total Investment Income	6,302,129

Expenses:
Investment advisory fees	3,742,421
Shareholder communications expenses	198,223
Payroll expenses	124,130
Trustees’ fees	100,075
Legal and audit fees	76,101
Accounting fees	22,500
Interest expense	13,659
Custodian fees	12,947
Shareholder services fees	11,621
Shelf offering expenses	2,974
Service Fees for securities sold short	44,996
Miscellaneous expenses	82,084

Total Expenses	4,431,731

Less:
Expenses paid indirectly by broker (See Note 3)	(2,952)
Custodian fee credits	(472)

Total Reimbursements and Credits	(3,424)

Net Expenses	4,428,307

Net Investment Income	1,873,822

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency:
Net realized loss on investments	(280,224,930)
Net realized loss on written options	(12,380,453)
Net realized gain on foreign currency transactions	106,309

Net realized loss on investments, written options, and foreign currency transactions	(292,499,074)

Net change in unrealized appreciation/depreciation:
on investments	533,973,994
on written options	(81,452,311)
on foreign currency translations	2,931

Net change in unrealized appreciation/depreciation on investments, written options, and foreign currency translations	452,524,614

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency	160,025,540

Net Increase in Net Assets Resulting from Operations	161,899,362

Total Distributions to Preferred Shareholders	(2,226,113)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$159,673,249

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$1,873,822	$2,302,185
Net realized loss on investments, securities sold short, written options, and foreign currency transactions	(292,499,074)	(163,690,671)
Net change in unrealized appreciation/depreciation on investments, written options, and foreign currency translations	452,524,614	34,370,946

Net Increase/(Decrease) in Net Assets Resulting from Operations	161,899,362	(127,017,540)

Distributions to Preferred Shareholders:
Net investment income	(2,048,024)*	(83,002)
Return of capital	(178,089)*	(4,448,443)

Total Distributions to Preferred Shareholders	(2,226,113)	(4,531,445)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	159,673,249	(131,548,985)

Distributions to Common Shareholders:
Net investment income	—	(1,733,920)
Return of capital	(47,783,610)*	(92,928,783)

Total Distributions to Common Shareholders	(47,783,610)	(94,662,703)

Fund Share Transactions:
Net increase in net assets from common shares issued in offering	43,583,930	—
Increase in net assets from common shares issued upon reinvestment of distributions	1,133,042	—
Decrease in net assets from repurchase of common shares	(114,419)	(435,405)
Net increase in net assets from repurchase of preferred shares and transaction costs	54,122	365,063

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	44,656,675	(70,342)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	156,546,314	(226,282,030)

Net Assets Attributable to Common Shareholders:
Beginning of year	601,744,766	828,026,796

End of period (including undistributed net investment income of $162,785 and $336,987, respectively)	$758,291,080	$601,744,766

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period.

	Six Months Ended June 30, 2016 (Unaudited)
			Year Ended December 31,
			2015		2014	2013		2012		2011
Operating Performance:
Net asset value, beginning of year	$ 5.34		$ 7.35		$ 9.94	$ 13.26		$ 14.70		$ 18.25
Net investment income	0.02		0.02		0.03	0.07		0.11		0.11
Net realized and unrealized gain/(loss) on investments, securities sold short, swap contracts, written options, and foreign currency transactions	1.41		(1.15)		(1.51)	(1.89)		(0.01)		(2.00)
Total from investment operations	1.43		(1.13)		(1.48)	(1.82)		0.10		(1.89)
Distributions to Preferred Shareholders: (a)
Net investment income	(0.02	)*	(0.00	)(b)	(0.02)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)
Net realized gain	—		—		—	(0.05)		(0.07)		(0.10)
Return of capital	(0.00	)*(b)	(0.04)		(0.02)	—		—		—
Total distributions to preferred shareholders	(0.02)		(0.04)		(0.04)	(0.05)		(0.07)		(0.10)
Net increase/(decrease) in net assets attributable to common shareholders resulting from operations	1.41		(1.17)		(1.52)	(1.87)		0.03		(1.99)
Distributions to Common Shareholders:
Net investment income	—		(0.02)		—	(0.06)		(0.02)		(0.09)
Net realized gain	—		—		—	(0.75)		(1.36)		(1.54)
Return of capital	(0.42	)*	(0.82)		(1.08)	(0.63)		(0.24)		(0.05)
Total distributions to common shareholders	(0.42)		(0.84)		(1.08)	(1.44)		(1.62)		(1.68)
Fund Share Transactions:
Increase in net asset value from issuance of common shares	0.01		—		0.01	0.01		0.15		0.12
Increase in net asset value from repurchase of common shares	0.00	(b)	0.00	(b)	—	0.00	(b)	—		—
Increase in net asset value from repurchase of preferred shares and transaction fees	0.00	(b)	0.00	(b)	0.00 (b)	0.01		—		—
Offering costs for preferred shares charged to paid-incapital	—		—		—	(0.03)		—		—
Adjustments to offering costs for preferred shares credited to paid-in capital	—		—		0.00 (b)	—		—		—
Total Fund share transactions	0.01		0.00	(b)	0.01	(0.01)		0.15		0.12
Net Asset Value, End of Period	$ 6.34		$ 5.34		$ 7.35	$ 9.94		$ 13.26		$ 14.70
NAV total return †	27.77%		(17.59)%		(17.23)%	(14.62)%		1.36%		(11.00)%
Market value, end of period	$ 6.50		$ 4.75		$ 7.00	$ 9.02		$ 12.80		$ 14.11
Investment total return ††	47.89%		(22.14)%		(13.01)%	(19.51)%		1.82%		(18.98)%

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period.

	Six Months Ended
	June 30, 2016		Year Ended December 31,
	(Unaudited)		2015		2014	2013	2012	2011
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$847,228		$691,468		$920,538	$1,152,361	$1,428,491	$1,206,020
Net assets attributable to common shares, end of period (in 000’s)	$758,291		$601,745		$828,027	$1,057,668	$1,329,599	$1,107,127
Ratio of net investment income to average net assets attributable to common shares	0.57	%(c)	0.30%		0.21%	0.59%	0.33%	0.16%
Ratio of operating expenses to average net assets attributable to common shares	1.35	%(c)(d)	1.29	%(d)	1.24%	1.20%	1.22%	1.27%
Ratio of operating expenses to average net assets including liquidation value of preferred shares	1.19	%(c)(d)	1.15	%(d)	1.14%	1.11%	1.12%	1.16%
Portfolio turnover rate	87.0%		36.0%		87.4%	83.7%	47.4%	66.4%
Preferred Shares:
5.000% Series B Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$ 88,937		$89,724		$92,512	$94,693	—	—
Total shares outstanding (in 000’s)	3,557		3,589		3,700	3,788	—	—
Liquidation preference per share	$ 25.00		$25.00		$25.00	$25.00	—	—
Average market value (e)	$ 23.60		$22.03		$21.28	$21.00	—	—
Asset coverage per share	$ 238		$193		$249	$304	—	—
Asset coverage	953%		771%		995%	1,217%	—	—

†

Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the six months ended June 30, 2016 and the year ended December 31, 2015, there was no impact on the expense ratios.

(e)	Based on weekly prices.

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited)

1. Organization. GAMCO Global Gold, Natural Resources & Income Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on January 4, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on March 31, 2005.

The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. The Fund will attempt to achieve its objectives, under normal market conditions, by investing 80% of its assets in equity securities of companies principally engaged in the gold and natural resources industries. As part of its investment strategy, the Fund intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. The Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution, or trading of gold, or the financing, managing and controlling, or operating of companies engaged in “gold related” activities (“Gold Companies”). In addition, the Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production, or distribution of natural resources, such as gas and oil, paper, food and agriculture, forestry products, metals, and minerals as well as related transportation companies and equipment manufacturers (“Natural Resources Companies”). The Fund may invest in the securities of companies located anywhere in the world.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/16
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Metals and Mining	$485,239,988	$15,202,309	—	$500,442,297
Other (a)	289,700,604	—	—	289,700,604
Total Common Stocks	774,940,592	15,202,309	—	790,142,901
Convertible Preferred Stocks (a)	4,020,355	—	—	4,020,355
Convertible Corporate Bonds (a)	1,234,634	6,485,000	—	7,719,634
Corporate Bonds (a)	—	17,301,355	—	17,301,355
U.S. Government Obligations	—	144,277,282	—	144,277,282
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$780,195,581	$183,265,946	—	$963,461,527

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/16
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	$(85,710,196)	$(21,061,535)	—	$(106,771,731)
Put Options Written	(633,485)	(140,804)	—	(774,289)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(86,343,681)	$(21,202,339)	—	$(107,546,020)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the six months ended June 30, 2016, the Fund had transfers from Level 3 to Level 2 of $5,088,611 or 0.74% and transfers from Level 2 to Level 1 of $661,271 or 0.10% of net assets as of December 31, 2015. These transfers are due to increases in market activity, e.g. frequency of trades, which resulted in an increase in available market inputs to determine the prices. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/15	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 06/30/16	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 06/30/16†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds	$4,668,000	—	—	—	—	—	—	$(4,668,000)	—	—
Corporate Bonds	420,611	—	—	—	—	—	—	(420,611)	—	—
TOTAL INVESTMENTS IN SECURITIES-ASSETS	5,088,611	—	—	—	—	—	—	(5,088,611)	—	—
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	$(444,295)	—	$6,307,048	$(5,862,753)	—	—	—	—	—	—
TOTAL INVESTMENTS IN SECURITIES-LIABILITIES	$(444,295)	—	$6,307,048	$(5,862,753)	—	—	—	—	—	—

†	Net change in unrealized appreciation/depreciation on investments is included in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported, separately as Deposit at brokers, in the Statement of Assets and Liabilities.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2016, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

    Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at June 30, 2016 are reflected within the Schedule of Investments.

The Fund’s volume of activity in equity options contracts during the six months ended June 30, 2016 had an average monthly market value of approximately $66,769,738. Please refer to Note 4 for option activity during the six months ended June 30, 2016.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

At June 30, 2016, the Fund’s derivative liabilities (by type) are as follows:

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
Equity Written Options	$107,546,020	—	$107,546,020

The following table presents the Fund’s derivative liabilities by counterparty net of the related collateral segregated by the Fund as of June 30, 2016:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Counterparty
Pershing LLC	$ 83,527,925	$ (83,527,925)	—	—
Morgan Stanley	23,334,942	(23,334,942)	—	—
The Goldman Sachs Group, Inc.	683,153	(683,153)	—	—
Total	$107,546,020	$(107,546,020)	—	—

As of June 30, 2016, the value of equity option positions can be found in the Statement of Assets and Liabilities, under Liabilities, Call options written and Put options written. For the six months ended June 30, 2016, the effect of equity option positions can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency, within Net realized loss on written options and Net change in unrealized appreciation/depreciation on written options.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At June 30, 2016, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities as of June 30, 2016, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s 5.000% Series B Cumulative Preferred Shares (“Series B Preferred”) are accrued on a daily basis.

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

	Year Ended
	December 31, 2015
	Common	Preferred
Distributions paid from:
Ordinary income	$1,733,920	$83,002
Return of capital	92,928,783	4,448,443

Total distributions paid	$94,662,703	$4,531,445

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(196,292,958)
Net unrealized depreciation on investments, written options, and foreign currency translations	(568,765,792)
Qualified late year loss deferral*	(42,371,286)
Other temporary differences**	(49,851)

Total	$(807,479,887)

*

Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended December 31, 2015, the Fund elected to defer $4,552,916, $46,918,302, and $5,900 of late year short term capital gains, long term capital losses, and late year ordinary losses, respectively.

**	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

At December 31, 2015, the Fund had net long term capital loss carryforwards for federal income tax purposes of $196,292,958, which are available for an unlimited period to reduce future required distributions of net capital gains to shareholders. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

The following summarizes the tax cost of investments, written options, and the related net unrealized depreciation at June 30, 2016:

		Gross	Gross
	Cost/	Unrealized	Unrealized	Net Unrealized
	Premiums	Appreciation	Depreciation	Depreciation
Investments	$1,047,745,000	$93,763,993	$(178,047,466)	$(84,283,473)
Written options	(40,414,622)	3,891,731	(71,023,129)	(67,131,398)

		$97,655,724	$(249,070,595)	$(151,414,871)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2016, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates and Other Arrangements. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

During the six months ended June 30, 2016, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during the six months ended June 30, 2016 was $2,952.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2016, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2016, the Fund paid or accrued $124,130 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2016, other than short term securities and U.S. Government obligations, aggregated $620,699,289 and $597,514,162, respectively.

Written options activity for the Fund for the six months ended June 30, 2016 was as follows:

	Number of Contracts	Premiums
Options outstanding at December 31, 2015	381,960	$32,675,277
Options written	744,063	52,870,438
Options repurchased	(111,610)	(11,734,551)
Options expired	(259,702)	(18,646,282)
Options exercised	(140,288)	(14,750,260)

Options outstanding at June 30, 2016	614,423	$40,414,622

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). On April 28, 2016, a $500 million shelf registration authorizing the offering of common or preferred shares became effective. Pursuant to this shelf registration, during the six months ended June 30, 2016, the Fund has sold its common shares in “at the market” offerings as summarized in the following table:

Six Months Ended	Shares Issued	Net Proceeds	Sales Manager Commissions	Offering Expenses	Net Proceeds in Excess of Par
June 30, 2016	6,771,831	$43,583,930	$370,957	$2,974	$1,611,120

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

The Board has authorized the repurchase of its common shares in the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2016, the Fund repurchased and retired 21,800 shares in the open market at a cost of $114,419 and an average discount of approximately 8.26% from its NAV. During the year ended December 31, 2015, the Fund repurchased and retired 82,958 shares in the open market at a cost of $435,405 and an average discount of approximately 13.07% from its NAV.

Transactions in common shares of beneficial interest for the six months ended June 30, 2016 and the year ended December 31, 2015 were as follows:

	Six Months Ended
	June 30, 2016		Year Ended
	(Unaudited)		December 31, 2015
	Shares	Amount	Shares	Amount
Shares issued pursuant to shelf offering	6,771,831	$43,583,930	—	—
Increase from shares issued upon reinvestment of distributions	182,363	1,133,042	—	—
Decrease from shares repurchased	(21,800)	(114,419)	(82,958)	$(435,405)
Total	6,932,394	$44,602,553	(82,958)	$(435,405)

On May 7, 2013, the Fund received net proceeds of $96,679,930 (after deduction of $3,150,000 of underwriting fees and offering expenses of $170,070) from the offering in connection with the issuance of 4,000,000 Series B Preferred. The Series B Preferred will be callable at anytime at the liquidation value of $25 per share plus accrued dividends following the expiration of the five year call protection on May 7, 2018. The Board has authorized the repurchase of the Series B Preferred in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2016, the Fund repurchased and retired 31,460 of the Series B Preferred in the open market at a cost of $786,500 and an average discount of approximately 7.16% from its liquidation preference. At June 30, 2016, 3,557,481 Series B Preferred were outstanding and accrued dividends amounted to $49,409.

The Series B Preferred is senior to the common shares and results in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series B Preferred are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Series B Preferred. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B Preferred at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Fund redeemed a portion of shares of its Series A Preferred on April 11, 2013 and the remainder on June 12, 2013, including dividends accrued to the respective redemption dates. All of the Fund’s Series A Preferred have been retired.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting shares must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Shareholder Meeting – May 9, 2016 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 9, 2016 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Vincent D. Enright, and Michael J. Melarkey as Trustees of the Fund. A total of 91,224,143 votes, and 91,332,344 votes were cast in favor of these Trustees, and a total of 4,765,497 votes, and 4,657,296 votes were withheld for these Trustees, respectively.

Anthony J. Colavita, James P. Conn, Frank J. Fahrenkopf, Jr., Salvatore M. Salibello, CPA, Anthonie C. van Ekris, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

GAMCO Global Gold, Natural Resources & Income Trust

Board Consideration and Approval of Advisory Agreement (Unaudited)

At its meeting on February 24, 2016, the Board of Trustees (“Board”) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not “interested persons” of the Fund (the “Independent Board Members”). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance. The Independent Board Members reviewed the performance of the Fund since inception against a peer group of arbitrage and sector equity options strategies funds prepared by Broadridge and against a smaller peer group of options strategies closed-end funds prepared by Broadridge. The Independent Board Members noted that the Fund’s performance was in the lowest quartile for the one, three, and five year periods but that the Fund had outperformed its benchmark indices (which do not reflect options strategies).

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without such a charge. The Independent Board Members also noted that an affiliate of the Adviser earned fees on sales of shares of the Fund in the Fund’s at-the-market offering program.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential sharing of economies of scale.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of options arbitrage and options strategies closed-end funds and noted that the Adviser’s management fee includes substantially all administrative services for the Fund as well as investment advisory services. The Independent Board Members noted that within this group, the Fund’s expense ratios were higher than average and the Fund’s size was also above average. The Independent Board Members also noted that the management fee structure was the same as that in effect for most of the Gabelli funds, except for the presence of leverage and fees chargeable on assets attributable to leverage in certain circumstances. The Independent Board Members recognized that the Adviser and its affiliates did not manage other accounts with similar strategies that had fees lower than those charged for the Fund.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services, and that, while the performance record had been poor during the various comparison periods on an absolute basis in comparison with the peer group, it had been considerably more favorable in relation to the performance of the industries the Fund focuses on. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was reasonable and that economies of scale were not a significant factor in their thinking at this point. The Independent Board Members did not

GAMCO Global Gold, Natural Resources & Income Trust

Board Consideration and Approval of Advisory Agreement (Unaudited) (Continued)

view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of GAMCO Global Gold, Natural Resources & Income Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

GAMCO Global Gold, Natural Resources & Income Trust

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Barbara G. Marcin, CFA, joined GAMCO Investors, Inc. in 1999 and currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Prior to joining GAMCO, Ms. Marcin was head of value investments at Citibank Global Asset Management. Ms. Marcin graduated with Distinction as an Echols Scholar from the University of Virginia and holds an MBA degree from Harvard University’s Graduate School of Business.

Vincent Hugonnard-Roche joined GAMCO Investors, Inc. in 2000. He is Director of Quantitative Strategies, head of the Gabelli Risk Management Group, serves as a portfolio manager of Gabelli Funds, LLC, and manages several funds within the Gabelli/GAMCO Fund Complex. He received a Master’s degree in Mathematics of Decision Making from EISITI, France and an MS in Finance from ESSEC, France.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 8, 2016, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGNX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

GAMCO GLOBAL GOLD, NATURAL RESOURCES
& INCOME TRUST
One Corporate Center
Rye, NY 10580-1422 t 800-GABELLI (800-422-3554) f 914-921-5118 e info@gabelli.com
GABELLI.COM

TRUSTEES	OFFICERS

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Salvatore M. Salibello, CPA

Senior Partner,

Bright Side Consulting

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President

Molly A.F. Marion

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

American Stock Transfer and

Trust Company

GGN Q2/2016

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/16 through 01/31/16	Common - N/A Preferred Series B - 12,400	Common - N/A Preferred Series B - $22.4336	Common - N/A Preferred Series B - 12,400	Common - 112,645,302 Preferred Series B - 3,588,941 – 12,400 = 3,576,541
Month #2 02/01/16 through 02/29/16	Common - 5,000 Preferred Series B - 5,130	Common - $4.9880 Preferred Series B - $23.2548	Common - 5,000 Preferred Series B - 5,130	Common - 112,645,302 – 5,000 = 112,640,302 Preferred Series B - 3,576,541 – 5,130 = 3,571,411
Month #3 03/01/16 through 03/31/16	Common - 16,800 Preferred Series B - 6,530	Common - $5.3438 Preferred Series B - $23.9040	Common - 16,800 Preferred Series B - 6,530	Common - 112,640,302 – 16,800 = 112,623,502 Preferred Series B - 3,571,411 - 6,530 = 3,564,881
Month #4 04/01/16 through 04/30/16	Common - N/A Preferred Series B - 2,400	Common - N/A Preferred Series B - $23.80	Common - N/A Preferred Series B - 2,400	Common - 112,683,317 Preferred Series B - 3,564,881 – 2,400 = 3,562,481
Month #5 05/01/16 through 05/31/16	Common - N/A Preferred Series B - 5,000	Common - N/A Preferred Series B - $23.8225	Common - N/A Preferred Series B - 5,000	Common - 112,245,691 Preferred Series B - 3,562,481 – 5,000 = 3,557,481
Month #6 06/01/16 through 06/30/16	Common - N/A Preferred Series B - N/A	Common - N/A Preferred Series B - N/A	Common - N/A Preferred Series B - N/A	Common - 112,395,908 Preferred Series B - 3,557,481
Total	Common - 21,800 Preferred Series B - 31,460	Common - $5.2930 Preferred Series B - $23.3063	Common - 21,800 Preferred Series B - 31,460	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAMCO Global Gold, Natural Resources & Income Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/01/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/01/2016

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	9/01/2016

* Print the name and title of each signing officer under his or her signature.